UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                     September 7, 2005

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
SIGNATURE

Item 7.01. Regulation FD Disclosure.
     NEW YORK, September 7, 2005 – Robert Doll, president and chief investment officer of Merrill Lynch Investment Managers, is scheduled to deliver a presentation at the Lehman Brothers 2005 Financial Services Conference on Wednesday, September 14 at 8:30 a.m. (ET).
     The speech will be available via a live audio webcast at Merrill Lynch’s Investor Relations website, www.ir.ml.com. On-demand webcast replay of the presentation will be available shortly thereafter at the same web address.
     Merrill Lynch is one of the world’s leading financial management and advisory companies with offices in 36 countries and total client assets of approximately $1.6 trillion. As an investment bank, it is a leading global underwriter of debt and equity securities and strategic advisor to corporations, governments, institutions, and individuals worldwide. Through Merrill Lynch Investment Managers, the company is one of the world’s largest managers of financial assets. Firmwide, assets under management total $478 billion. For more information on Merrill Lynch, please visit www.ml.com.
* * *
     Merrill Lynch may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, growth opportunities, business prospects, anticipated financial results, the impact of off balance sheet arrangements, significant contractual obligations, anticipated results of litigation and regulatory investigations and proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch’s beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch’s control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, financial market volatility, actions and initiatives taken by both current and potential competitors, general economic conditions, the effects of current, pending and future legislation, regulation and regulatory actions, and the other risks and uncertainties detailed in Merrill Lynch’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and subsequent reports on Form 10-Q and Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)
By:	/s/ Judith A. Witterschein
Judith A. Witterschein
Corporate Secretary

Date: September 7, 2005

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